Business Combination (Details Textual) - USD ($)		12 Months Ended
	Oct. 07, 2016	Dec. 31, 2017
Business Combination (Textual)
Merger, description	The former shareholders of A.V.M. Software, Inc. received shares of PeerStream, Inc.’s common stock representing approximately 77.9% of the outstanding shares of common stock of the post-AVM Merger combined company, and PeerStream, Inc.’s former shareholders retained approximately 22.1% of the outstanding shares of common stock of the post-AVM Merger combined company, in each case including shares of unvested restricted stock in the total number of shares of PeerStream, Inc. common stock outstanding.
SNAP shares		1,486,298
Market share price		$ 5.60
Fair value of deferred revenue		$ 234,144
Decrease in deferred tax liability		1,452,339
Amortization of deferred revenue		$ 65,000